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                                                                   EXHIBIT 10.22

                          STOCK SUBSCRIPTION AGREEMENT

     STOCK SUBSCRIPTION AGREEMENT, dated as of April 12, 2002, between SIRVA, Inc., formerly known as Allied Worldwide, Inc., a Delaware corporation (the "COMPANY"), and Clayton, Dubilier & Rice Fund VI Limited Partnership, a Cayman Islands exempted limited partnership (together with any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc., the "PURCHASER").

                              W I T N E S S E T H:

     WHEREAS, pursuant to an Asset Purchase Agreement, dated as of the date of this Agreement, as may be amended from time to time (the "GRAND PURCHASE AGREEMENT"), between TGIA Acquisition Company, a Delaware corporation and an indirect wholly-owned subsidiary of the Company ("TGIA ACQUISITION"), National Association of Independent Truckers, Inc., a Missouri corporation, ("NAIT"), and certain other parties (NAIT, together with such other parties, the "GRAND SELLERS"), and V. Cheryl Womack, TGIA Acquisition has agreed to acquire from the Grand Sellers all of their assets relating to the marketing, processing and administration of certain occupational accident insurance, workers compensation insurance and medical insurance policies to the members of NAIT and the provision for the benefit of the members of NAIT certain affiliation services (the "GRAND ACQUISITION");

     WHEREAS, pursuant to a Purchase Agreement, dated as of March 19, 2002, as may be amended from time to time (the "BROWNSTONE PURCHASE AGREEMENT"), between the Company, SIRVA Acquisition Company, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company ("SIRVA ACQUISITION"), Cooperative Resource Services, Ltd., an Ohio limited liability company ("CRSL"), Edward J. Davidson, a resident of the State of Ohio, and certain of his associates, SIRVA Acquisition has agreed to acquire from CRSL all of CRSL's assets relating to the comprehensive relocation business conducted by CRSL and its subsidiaries (the "BROWNSTONE ACQUISITION", and together with the Grand Acquisition, the "ACQUISITIONS");

     WHEREAS, (a) the Company will issue 140,846 shares of its common stock, par value $ 0.01 per share (the "COMMON STOCK"), to the Purchaser concurrently with the closing of the Grand Acquisition on the date of this Agreement (such closing, the "GRAND CLOSING"), and (b) the Company will issue up to an additional 387,324 shares of Common Stock concurrently with the closing of the Brownstone Acquisition (such closing, the "BROWNSTONE CLOSING", and the date of the Brownstone Closing, the "BROWNSTONE CLOSING DATE");

     WHEREAS, the Purchaser desires to subscribe for and purchase, and the Company desires to sell to the Purchaser, 140,846 shares of Common Stock concurrently

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with the Grand Closing, and up to an additional 387,324 shares of Common Stock concurrently with the Brownstone Closing, at a purchase price of $142.00 per share;

     NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained in this Agreement, the parties hereby agree as follows:

     1.   PURCHASE AND SALE OF COMMON STOCK.

     (a) PURCHASE OF COMMON STOCK. Subject to all of the terms and conditions of this Agreement, the Purchaser agrees to subscribe for and purchase, and the Company agrees to sell to the Purchaser, at a purchase price of $142.00 per share:

          (i) at the Grand Closing, 140,846 shares of Common Stock (the "GRAND SHARES"); and

          (ii) at the Brownstone Closing, such number of shares of Common Stock as the Purchaser may elect in a written notice to be delivered to the Company at least two business days prior to the anticipated Brownstone Closing Date, but not exceeding 387,324 (such shares, the "BROWNSTONE SHARES", and together with the Grand Shares, the "SHARES").

     (b) CONSIDERATION. Subject to the terms and conditions of this Agreement, the Purchaser shall deliver to the Company:

          (i) at the Grand Closing, immediately available funds in the amount of $20,000,132; and

          (ii) at the Brownstone Closing, immediately available funds in the amount equal to the aggregate purchase price of the Brownstone Shares purchased at such closing.

     2.   CLOSING.

     (a) TIME AND PLACE. Except as otherwise mutually agreed by the Company and the Purchaser, the closings of the transactions contemplated by this Agreement (the "CLOSINGS") will be held at the offices of Debevoise & Plimpton, 919 Third Avenue, New York, New York at 10 a.m. (New York time) on the date of this Agreement, and on the Brownstone Closing Date, respectively.

     (b) DELIVERY BY THE COMPANY. At each Closing, the Company shall deliver to the Purchaser a stock certificate registered in such Purchaser's name and representing the Grand Shares, or the Brownstone Shares, as the case may be, which certificate will bear the legend set forth in Section 4(b).

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     (c)  DELIVERY BY THE PURCHASER. At each Closing, the Purchaser will deliver to the Company the relevant consideration referred to in Section 1(b).

     3. MANAGEMENT RIGHTS. For so long as the Purchaser owns any shares of Common Stock and there has not been an underwritten public offering of the Common Stock (other than a Special Registration, as such term is defined in the Registration and Participation Agreement referred to in Section 4(g)), the Purchaser will have the following rights with respect to the Company and North American Van Lines, Inc. ("NAVL", and together with the Company, the "SIRVA COMPANIES"):

     (a) RIGHT OF CONSULTATION. The Purchaser shall have the right, and the Company shall cause the other SIRVA Company to grant to the Purchaser the right, to consult with and advise the management of each of the SIRVA Companies, at any time or from time to time, on all matters relating to the operation of the SIRVA Companies, including, without limitation, significant changes in management personnel and compensation or employee benefits, the introduction of new products or new lines of business, important acquisitions or dispositions of plant and equipment, significant research and development programs, the purchase or sale of important patents, trademarks, licenses and concessions, and the proposed compromise of any significant litigation.

     (b) OBSERVATION RIGHTS. The Purchaser shall have the right, and the Company shall cause the other SIRVA Company to grant to the Purchaser the right, to have its representatives (in addition to its representatives that are directors) attend meetings of the Boards of Directors of each of the SIRVA Companies. The Company shall give, or shall cause the other SIRVA Company to give, as appropriate, to the Purchaser (i) at least three days' notice of each regular meeting of the Board of Directors of each of the SIRVA Companies, (ii) such notice as is necessary under the circumstances to enable the Purchaser's representatives to attend each special or emergency meeting of the Board of Directors of each of the SIRVA Companies, (iii) on or prior to the date of each meeting of the Board of Directors of each of the SIRVA Companies, all information given to the directors at such meeting, and (iv) within 90 days following each meeting of the Board of Directors of each of the SIRVA Companies, copies of the minutes of such meeting.

     (c) INSPECTION AND ACCESS. The Company shall provide to the Purchaser true and correct copies of all quarterly and annual financial reports and budgets prepared by or on behalf of each of the SIRVA Companies and their subsidiaries, and such other documents, reports, financial data and other information as the Purchaser may reasonably request. The Company shall permit any authorized representatives designated by the Purchaser to visit and inspect any of the properties of the Company or any of its subsidiaries, including its and their books of account (and to make copies and take extracts therefrom), and to discuss its and their affairs, finances and accounts with its and their officers and their current and prior independent public accountants (and by this

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provision the Company authorizes such accountants to discuss with such representatives the affairs, finances and accounts of the Company and its subsidiaries, whether or not a representative of the Company is present), all at such reasonable times and as often as the Purchaser may reasonably request.

     4. Purchaser's Representations, Warranties and Covenants. The Purchaser represents and warrants as follows:

     (a) INVESTMENT INTENTION. The Purchaser is acquiring the Shares solely for its own account for investment and not with a view to or for sale in connection with any distribution thereof in any transaction or series of transactions that would be in violation of the securities laws of the United States or any state thereof. The Purchaser agrees that it will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Shares), except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, and in compliance with applicable state securities or "blue sky" laws. The Purchaser further understands, acknowledges and agrees that none of the Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of unless (i) (A) such disposition is pursuant to an effective registration statement under the Securities Act, (B) the Purchaser shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such disposition is exempt from the provisions of
Section 5 of the Securities Act, or (C) a no-action letter from the Commission, reasonably satisfactory to the Company, shall have been obtained with respect to such disposition and (ii) such disposition is pursuant to registration under any applicable state securities laws or an exemption therefrom.

     (b) LEGEND. The Purchaser acknowledges that the certificates representing the Shares shall bear the following legend:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF

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      SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND
      EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM."

      "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF MARCH 30,1998, AS AMENDED, AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, A COPY OF WHICH IS LOCATED AT THE PRINCIPAL OFFICE OF THE COMPANY."

     (c) SECURITIES LAW MATTERS. The Purchaser acknowledges receipt of advice from the Company that (i) the Shares have not been registered under the Securities Act or qualified under any state securities or "blue sky" laws, (ii) it is not anticipated that there will be any public market for the Shares, (iii) the Shares must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under the Securities Act and such state laws or an exemption from registration is available, (iv) Rule 144 promulgated under the Securities Act ("RULE 144") is not presently available with respect to the sales of any securities of the Company and the Company has made no covenant to make Rule 144 available, (v) when and if the Shares may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, if the Purchaser is deemed to be an "affiliate" of the Company within the meaning of Rule 144, (vi) the Company does not plan to file reports with the Commission or make public information concerning the Company available unless required to do so by law or by the terms of its financing agreements, (vii) if the exemption afforded by Rule 144 is not available, sales of the Shares may be difficult to effect because of the absence of public information concerning the Company, (viii) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Shares and (ix) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer set forth in this Agreement and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Shares.

     (d) COMPLIANCE WITH RULE 144. If any of the Shares are to be disposed of in accordance with Rule 144, the Purchaser shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be

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transmitted to the Commission for filing and such other documentation as the
Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

     (e) ABILITY TO BEAR RISK. (i) The financial situation of the Purchaser is such that it can afford to bear the economic risk of holding the Shares for an indefinite period, and (ii) the Purchaser can afford to suffer the complete loss of its investment in the Shares.

     (f) ACCESS TO INFORMATION. (i) The Purchaser has participated in the preparation and negotiation of the Grand Purchase Agreement and the Brownstone Purchase Agreement and has carefully reviewed all of the materials furnished to it in connection with the transactions contemplated thereby and hereby, (ii) it has been granted the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the purchase of the Shares and to obtain any additional information that it deems necessary to verify the accuracy of the information contained in such material, and (iii) its knowledge and experience in financial and business matters is such that it is capable of evaluating the risks of the investment in the Shares.

     (g) REGISTRATION AND PARTICIPATION AGREEMENT. The Purchaser acknowledges and agrees that it will be entitled to the rights and subject to the obligations created under the Registration and Participation Agreement, dated as of March 30, 1998, as may be amended from time to time, among the Company, Clayton, Dubilier & Rice Fund V Limited Partnership, a Cayman Islands exempted limited partnership, and certain other stockholders. The Purchaser agrees that, in the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Purchaser will not effect any public sale or distribution of any shares of the Common Stock (other than as part of such underwritten public offering) during the 20 days prior to and the 180 days after the effective date of such registration statement.

     5. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that (a) the Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, (b) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, and (c) the Shares, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement or otherwise in connection with the transactions contemplated hereby.

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     6.   Covenants of the Company.

     (a) RULE 144. The Company agrees that at all times after it has filed a registration statement pursuant to the requirements of the Securities Act or
Section 12 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), relating to any class of equity securities of the Company (other than (i) the registration of equity securities of the Company and/or options in respect thereof to be offered primarily to directors and members of management and employees of the Company or its direct or indirect subsidiaries, or (ii) the registration of equity securities and/or options in respect thereof solely on Form S-4 or S-8 or any successor form), it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Purchaser, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and will take such further action as the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144, as such Rule may be amended from time to time, or (y) any successor rule or regulation hereafter adopted by the Commission.

     (b) STATE SECURITIES LAWS. The Company agrees to use its best efforts to comply with all state securities or "blue sky" laws applicable to the sale of the Shares to the Purchaser.

     (c) EXPENSES. The Company hereby agrees to pay all expenses relating to this Agreement, including but not limited to (i) the cost of printing, reproducing and distributing this Agreement, the Shares and any associated documents, (ii) the Purchaser's reasonable out-of-pocket expenses incurred in connection with this Agreement, the Shares and any associated documents, (iii) the reasonable fees and disbursements of Purchaser's counsel, (iv) the cost of delivering the Shares purchased at the Closings, insured to the satisfaction of the Purchaser, to such address as the Purchaser shall designate, (v) all reasonable out-of-pocket expenses relating to any amendment or modification of, or any waiver, consent or preservation of rights under, this Agreement and (vi) all other expenses, including counsel's fees, incurred by the Company in connection with the transactions contemplated by this Agreement or any other agreements or documents entered into in connection with the Acquisitions.

     7.   Conditions to the Brownstone Closing.

     (a) CONDITIONS TO THE OBLIGATIONS OF EACH PARTY. The respective obligation of each party to effect the transactions contemplated by this Agreement to be consummated at the Brownstone Closing is subject to the satisfaction on or prior to the Brownstone

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Closing Date of each of the following conditions (any of which may be waived by the parties in writing, in whole or in part, to the extent permitted by applicable law):

          (i) NO INJUNCTION OR PROCEEDING. Consummation of the transactions contemplated by this Agreement may not have been restrained, enjoined or otherwise prohibited by any applicable law. No governmental authority may have determined any applicable law to make illegal the consummation of the transactions contemplated by this Agreement, and no proceeding with respect to the application of any such applicable law to such effect may be pending.

          (ii) HSR AND OTHER COMPETITION LAWS. Any waiting period applicable to the consummation of the transactions contemplated by this Agreement under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, must have expired or been terminated, and no action may have been instituted by the United States Department of Justice or the United States Federal Trade Commission or other governmental entity and still be pending which challenges or seeks to enjoin the consummation of such transactions.

     (b) CONDITIONS TO THE OBLIGATION OF THE PURCHASER. The obligation of the Purchaser to effect the transactions contemplated by this Agreement to be consummated at the Brownstone Closing is subject to the satisfaction (or waiver by the Purchaser) on or prior to the Brownstone Closing Date of each of the following additional conditions, which the Company and the Purchaser agree to use their commercially reasonable efforts to cause to be fulfilled.

          (i) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 5 (i) shall be true and correct in all respects at and as of the date of this Agreement; and (ii) shall be repeated and shall be true and correct in all respects on and as of the Brownstone Closing Date with the same effect as though made on and as of the Brownstone Closing Date.

          (ii) COVENANTS. The Company shall have duly performed and complied with all covenants contained in Section 6 required by this Agreement to be performed or complied with by the Company prior to or at the Brownstone Closing.

          (iii) OFFICER'S CERTIFICATE. The Company shall have delivered to the Purchaser a certificate dated the Brownstone Closing Date and duly signed by an authorized officer of the Company certifying the closing conditions set forth in this Section 7(b) have been satisfied.

     (c) CONDITIONS TO THE OBLIGATION OF THE COMPANY. The obligation of the Company to effect the transactions contemplated by this Agreement to be consummated

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at the Brownstone Closing is subject to the satisfaction (or waiver by the
Company) on or prior to the Brownstone Closing Date of each of the following additional conditions, which the Company and the Purchaser agree to use their commercially reasonable efforts to cause to be fulfilled.

          (i) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in Section 4 (i) shall be true and correct in all respects at and as of the date of this Agreement; and (ii) shall be repeated and shall be true and correct in all respects on and as of the Brownstone Closing Date with the same effect as though made on and as of the Brownstone Closing Date.

          (ii) COVENANTS. The Purchaser shall have duly performed and complied with all covenants contained in Section 4 and required by this Agreement to be performed or complied with by the Company prior to or at the relevant Closing.

          (iii) OFFICER'S CERTIFICATE. The Purchaser shall have delivered to the Company a certificate dated the Brownstone Closing Date and duly signed by an authorized officer of the Purchaser certifying the closing conditions set forth in this Section 7(c) have been satisfied.

     8.   Miscellaneous.

     (a) NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to the Company or the Purchaser, as the case may be, at the following addresses or to such other address as the Company or the Purchaser, as the case may be, shall specify by notice to the others:

          (i)              if to the Company, to:

                           SIRVA, Inc.
                           215 W. Diehl Road
                           Naperville, IL  60563
                           Attention:  General Counsel

          (ii)             if to the Purchaser, to:

                           Clayton, Dubilier & Rice Fund VI
                              Limited Partnership
                           1403 Foulk Road, Suite 106

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                           Wilmington, Delaware  19803
                           Attention:  General Partner

     All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof. Copies of any notice or other communication given under this Agreement shall also be given to:

                           Clayton, Dubilier & Rice, Inc.
                           375 Park Avenue
                           New York, New York  10152
                           Attention:  Kevin J. Conway

     and

                           Debevoise & Plimpton
                           919 Third Avenue
                           New York, New York  10022
                           Attention:  Paul S. Bird, Esq.

     (b) BINDING EFFECT; BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

     (c)  WAIVER; AMENDMENT.

          (i) WAIVER. Either party may by written notice to the other (A) extend the time for the performance of any of the obligations or other actions of the other under this Agreement, (B) waive compliance with any of the conditions or covenants of the other contained in this Agreement, and (C) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of either party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

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          (ii) AMENDMENT. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Purchaser and the Company.

     (d) ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising under or by reason of this Agreement shall be assignable by the Company or the Purchaser without the prior written consent of the other party.

     (e) APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

     (f) SECTION AND OTHER HEADINGS, ETC. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the Company and the Purchaser have duly executed this
Agreement by their authorized representatives as of the date first above written.

                          SIRVA, INC.

                          By:  /s/ Robert J. Henry
                               ------------------------------
                          Name:    Robert J. Henry
                          Title:   Assistant Secretary

                          CLAYTON, DUBILIER & RICE FUND VI
                            LIMITED PARTNERSHIP

                          By: CD&R Associates VI Limited Partnership, its general partner

                                   By:      CD&R Investment Associates VI,
                                            Inc., its managing general partner

                                            By:  /s/ Donald J. Gogel
                                                 -------------------------------
                                            Name:    Donald J. Gogel
                                            Title:   President and CEO,
                                                     Assistant Secretary and
                                                     Assistant Treasurer

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